                                                                   EXHIBIT 20.31


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                   October 31, 2000
                                                         --------------------
         Determination Date:                                November 7, 2000
                                                         --------------------
         Distribution Date:                                November 15, 2000
                                                         --------------------
         Monthly Period Ending:                             October 31, 2000
                                                         --------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.       Collection Account Summary

         Available Funds:
                              Payments Received                                                 $9,276,797.35
                              Liquidation Proceeds (excluding Purchase Amounts)                   $713,482.44
                              Current Monthly Advances                                             114,940.82
                              Amount of withdrawal, if any, from the Spread Account               $452,012.54
                              Monthly Advance Recoveries                                          (128,491.12)
                              Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                              Purchase Amounts - Liquidated Receivables                                 $0.00
                              Income from investment of funds in Trust Accounts                    $42,803.81
                                                                                            ------------------
         Total Available Funds                                                                                     $10,471,545.84
                                                                                                                  ================

         Amounts Payable on Distribution Date:
                              Reimbursement of Monthly Advances                                         $0.00
                              Backup Servicer Fee                                                       $0.00
                              Basic Servicing Fee                                                 $145,319.35
                              Trustee and other fees                                                    $0.00
                              Class A-1 Interest Distributable Amount                                   $0.00
                              Class A-2 Interest Distributable Amount                                   $0.00
                              Class A-3 Interest Distributable Amount                                   $0.00
                              Class A-4 Interest Distributable Amount                              $61,659.11
                              Class A-5 Interest Distributable Amount                             $910,083.33
                              Noteholders' Principal Distributable Amount                       $9,354,484.05
                              Amounts owing and not paid to Security Insurer under
                                                         Insurance Agreement                            $0.00
                              Supplemental Servicing Fees (not otherwise paid to Servicer)              $0.00
                              Spread Account Deposit                                                    $0.00
                                                                                            ------------------
          Total Amounts Payable on Distribution Date                                                               $10,471,545.84
                                                                                                                  ================


                                 Page 1 (1997-B)

II.      Available Funds

         Collected Funds (see V)
                                 Payments Received                                             $9,276,797.35
                                 Liquidation Proceeds (excluding Purchase Amounts)               $713,482.44         $9,990,279.79
                                                                                           ------------------

         Purchase Amounts                                                                                                    $0.00

         Monthly Advances
                                 Monthly Advances - current Monthly Period (net)                 ($13,550.30)
                                 Monthly Advances - Outstanding Monthly Advances
                                    not otherwise reimbursed to the Servicer                           $0.00           ($13,550.30)
                                                                                           ------------------

         Income from investment of funds in Trust Accounts                                                              $42,803.81
                                                                                                                   ----------------

         Available Funds                                                                                            $10,019,533.30
                                                                                                                   ================

III.     Amounts Payable on Distribution Date

               (i)(a)       Taxes due and unpaid with respect to the Trust
                            (not otherwise paid by OFL or the Servicer)                                                      $0.00

               (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                            to Servicer and to be reimbursed on the Distribution Date)                                       $0.00

               (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to
                            Servicer)                                                                                        $0.00

               (ii)         Accrued and unpaid fees (not otherwise paid by
                            OFL or the Servicer):
                                      Owner Trustee                                                    $0.00
                                      Administrator                                                    $0.00
                                      Indenture Trustee                                                $0.00
                                      Indenture Collateral Agent                                       $0.00
                                      Lockbox Bank                                                     $0.00
                                      Custodian                                                        $0.00
                                      Backup Servicer                                                  $0.00
                                      Collateral Agent                                                 $0.00                 $0.00
                                                                                           ------------------

               (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                       $145,319.35

               (iii)(b)     Supplemental Servicing Fees (not otherwise paid to
                            Servicer)                                                                                        $0.00

               (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                            of checks returned for insufficient funds (not
                            otherwise reimbursed to Servicer)                                                                $0.00

               (iv)         Class A-1 Interest Distributable Amount                                                          $0.00
                            Class A-2 Interest Distributable Amount                                                          $0.00
                            Class A-3 Interest Distributable Amount                                                          $0.00
                            Class A-4 Interest Distributable Amount                                                     $61,659.11
                            Class A-5 Interest Distributable Amount                                                    $910,083.33

               (v)          Noteholders' Principal Distributable Amount
                                      Payable to Class A-1 Noteholders                                                       $0.00
                                      Payable to Class A-2 Noteholders                                               $9,354,484.05
                                      Payable to Class A-3 Noteholders                                                       $0.00
                                      Payable to Class A-4 Noteholders                                                       $0.00
                                      Payable to Class A-5 Noteholders                                                       $0.00

               (vii)        Unpaid principal balance of the Class A-1 Notes
                            after deposit to the Note Distribution Account of
                            any funds in the Class A-1 Holdback Subaccount
                            (applies only on the Class A-1 Final Scheduled
                            Distribution Date)                                                                               $0.00

               (ix)         Amounts owing and not paid to Security Insurer
                            under Insurance Agreement                                                                        $0.00
                                                                                                                    ---------------

                            Total amounts payable on Distribution Date                                              $10,471,545.84
                                                                                                                    ===============

                                 Page 2 (1997-B)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount;
           Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

                              Amount of excess, if any, of Available Funds over
                                total amounts payable (or amount of such excess
                                up to the Spread Account Maximum Amount)                                                      $0.00

           Reserve Account Withdrawal on any Determination Date:

                              Amount of excess, if any, of total amounts payable
                                 over Available Funds (excluding amounts payable
                                 under item (vii) of Section III)                                                             $0.00

                              Amount available for withdrawal from the Reserve
                                 Account (excluding the Class A-1 Holdback
                                 Subaccount), equal to the difference between
                                 the amount on deposit in the Reserve Account
                                 and the Requisite Reserve Amount (amount on
                                 deposit in the Reserve Account calculated
                                 taking into account any withdrawals from or
                                 deposits to the Reserve Account in respect
                                 of transfers of Subsequent Receivables)                                                      $0.00

                              (The amount of excess of the total amounts payable
                                 (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                                 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                                 Account, and deposited in the Collection
                                 Account.)

                              Amount of withdrawal, if any, from the Reserve Account                                          $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                              Amount by which (a) the remaining principal
                              balance of the Class A-1 Notes exceeds (b)
                              Available Funds after payment of amounts set forth
                              in item (v) of Section III                                                                      $0.00

                              Amount available in the Class A-1 Holdback Subaccount                                           $0.00

                              (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                              Funds (after payment of amount set forth in item
                              (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                              Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                              Amount of withdrawal, if any, from the Class A-1
                              Holdback Subaccount                                                                             $0.00

           Deficiency Claim Amount:

                              Amount of excess, if any, of total amounts payable
                              over funds available for withdrawal from Reserve
                              Amount, the Class A-1 Holdback Subaccount and
                              Available Funds                                                                                 $0.00

                              (on the Class A-1 Final Scheduled Distribution
                              Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                              (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                              Amount of excess, if any, on the Distribution Date
                              on or immediately following the end of the Funding
                              Period, of (a) the sum of the Class A-1 Prepayment
                              Amount, the Class A-2 Prepayment Amount, the Class
                              A-3 Prepayment Amount, the Class A-4 Prepayment
                              Amount, and the Class A-5 Prepayment Amount, over
                              (b) the amount on deposit in the Pre-Funding Account                                            $0.00

           Class A-1 Maturity Shortfall:

                              Amount of excess, if any, on the Class A-1 Final
                              Scheduled Distribution Date, of (a) the unpaid
                              principal balance of the Class A-1 Notes over (b)
                              the sum of the amounts deposited in the Note
                              Distribution Account under item (v) and (vii) of
                              Section III or pursuant to a withdrawal from the
                              Class A-1 Holdback Subaccount.                                                                  $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-B)

    V.     Collected Funds

           Payments Received:
                  Supplemental Servicing Fees                                                          $0.00
                  Amount allocable to interest                                                  2,110,011.86
                  Amount allocable to principal                                                 7,166,785.49
                  Amount allocable to Insurance Add-On Amounts                                         $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                     to the Servicer prior to deposit in the Collection Account)                       $0.00
                                                                                              ---------------

           Total Payments Received                                                                                   $9,276,797.35

           Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables                    726,103.90

                  Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated
                     Receivables                                                                  (12,621.46)
                                                                                              ---------------

           Net Liquidation Proceeds                                                                                    $713,482.44

           Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                                          $0.00
                  Amount allocable to interest                                                         $0.00
                  Amount allocable to principal                                                        $0.00
                  Amount allocable to Insurance Add-On Amounts                                         $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                    to the Servicer prior to deposit in the Collection Account)                        $0.00                 $0.00
                                                                                               --------------        --------------
           Total Collected Funds                                                                                     $9,990,279.79
                                                                                                                     ==============

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                           $0.00
                  Amount allocable to interest                                                         $0.00
                  Amount allocable to principal                                                        $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                    to the Servicer prior to deposit in the Collection Account)                        $0.00

           Purchase Amounts - Administrative Receivables                                                                     $0.00
                  Amount allocable to interest                                                         $0.00
                  Amount allocable to principal                                                        $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed
                   to the Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                               --------------

           Total Purchase Amounts                                                                                            $0.00
                                                                                                                     ==============

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                $241,743.05

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                               ($128,491.12)
                  Liquidation Proceeds                                                                 $0.00
                  Purchase Amounts - Warranty Receivables                                              $0.00
                  Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                                -------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                 ($128,491.12)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                ($128,491.12)

           Remaining Outstanding Monthly Advances                                                                      $113,251.93

           Monthly Advances - current Monthly Period                                                                   $114,940.82
                                                                                                                     --------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                  $228,192.75
                                                                                                                     ==============

                                     Page 4 (1997-B)

  VIII.    Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                     Payments received allocable to principal                                                         $7,166,785.49
                     Aggregate of Principal Balances as of the Accounting Date
                        of all Receivables that became Liquidated Receivables
                        during the Monthly Period                                                                     $2,187,698.56
                     Purchase Amounts - Warranty Receivables allocable to
                        principal                                                                                             $0.00
                     Purchase Amounts - Administrative Receivables allocable to
                        principal                                                                                             $0.00
                     Amounts withdrawn from the Pre-Funding Account                                                           $0.00
                     Cram Down Losses                                                                                         $0.00
                                                                                                                     ---------------

                     Principal Distribution Amount                                                                    $9,354,484.05
                                                                                                                     ===============

           B.  Calculation of Class A-1 Interest Distributable Amount

                     Class A-1 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after
                        distributions of principal to Class A-1 Noteholders on
                        such Distribution Date)                                                       $0.00

                     Multiplied by the Class A-1 Interest Rate                                        5.743%

                     Multiplied by actual days in the period or in the case of
                        the first Distribution Date, by 26/360                                   0.08611111                   $0.00
                                                                                             ---------------

                     Plus any unpaid Class A-1 Interest Carryover Shortfall                                                   $0.00
                                                                                                                    ----------------

                     Class A-1 Interest Distributable Amount                                                                  $0.00
                                                                                                                    ================

           C.  Calculation of Class A-2 Interest Distributable Amount

                     Class A-2 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-2 Notes (as
                        of the immediately preceding Distribution Date after
                        distributions of principal to Class A-2 Noteholders on
                        such Distribution Date)                                                       $0.00

                     Multiplied by the Class A-2 Interest Rate                                        6.100%

                     Multiplied by 1/12 or, in the case of the first
                        Distribution Date, by 26/360                                             0.08333333                   $0.00
                                                                                             ---------------

                     Plus any unpaid Class A-2 Interest Carryover Shortfall                                                   $0.00
                                                                                                                    ----------------

                     Class A-2 Interest Distributable Amount                                                                  $0.00
                                                                                                                    ================

           D.  Calculation of Class A-3 Interest Distributable Amount

                     Class A-3 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-3 Notes (as
                        of the immediately preceding Distribution Date after
                        distributions of principal to Class A-3 Noteholders on
                        such Distribution Date)                                                       $0.00

                     Multiplied by the Class A-3 Interest Rate                                        6.300%

                     Multiplied by 1/12 or, in the case of the first
                        Distribution Date, by 26/360                                             0.08333333                   $0.00
                                                                                             ---------------

                     Plus any unpaid Class A-3 Interest Carryover Shortfall                                                   $0.00
                                                                                                                    ----------------

                     Class A-3 Interest Distributable Amount                                                                  $0.00
                                                                                                                    ================

           E.  Calculation of Class A-4 Interest Distributable Amount

                     Class A-4 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-4 Notes (as
                        of the immediately preceding Distribution Date after
                        distributions of principal to Class A-4 Noteholders on
                        such Distribution Date)                                              $11,383,219.85

                     Multiplied by the Class A-4 Interest Rate                                        6.500%

                     Multiplied by 1/12 or, in the case of the first
                        Distribution Date, by 26/360                                             0.08333333              $61,659.11
                                                                                             ---------------

                     Plus any unpaid Class A-4 Interest Carryover Shortfall                                                   $0.00
                                                                                                                    ----------------

                     Class A-4 Interest Distributable Amount                                                             $61,659.11
                                                                                                                    ================


                                Page 5 (1997-B)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)         $163,000,000.00

           Multiplied by the Class A-5 Interest Rate                                             6.700%

           Multiplied by 1/12 or, in the case of the first Distribution Date,
             by 26/360                                                                      0.08333333             $910,083.33
                                                                                      -----------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                        $0.00
                                                                                                             ------------------

           Class A-5 Interest Distributable Amount                                                                 $910,083.33
                                                                                                             ==================


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                               $0.00
           Class A-2 Interest Distributable Amount                                               $0.00
           Class A-3 Interest Distributable Amount                                               $0.00
           Class A-4 Interest Distributable Amount                                          $61,659.11
           Class A-5 Interest Distributable Amount                                         $910,083.33

           Noteholders' Interest Distributable Amount                                                              $971,742.44
                                                                                                             ==================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                 $9,354,484.05

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                              100.00%          $9,354,484.05
                                                                                      -----------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                             $0.00
                                                                                                             ------------------

           Noteholders' Principal Distributable Amount                                                           $9,354,484.05
                                                                                                             ==================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                      $0.00
                                                                                                             ==================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                               $9,354,484.05
                                                                                                             ==================

                                 Page 6 (1997-B)

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                              $0.00
                                                                                                      --------------
                                                                                                              $0.00
                                                                                                      ==============

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                        $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
             Account has been reduced to $100,000 or less as of the Distribution
             Date (see B below)                                                                               $0.00
                                                                                                      --------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                            $0.00
                                                                                        ----------
                                                                                                              $0.00
                                                                                                      ==============


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period
              (August 1997 Distribution Date) or the Pre-Funded Amount being
              reduced to $100,000 or less on any Distribution Date                                            $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                              $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                              $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                              $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                              $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                              $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                       $0.00
           Class A-2 Prepayment Premium                                                                       $0.00
           Class A-3 Prepayment Premium                                                                       $0.00
           Class A-4 Prepayment Premium                                                                       $0.00
           Class A-5 Prepayment Premium                                                                       $0.00


                                 Page 7 (1997-B)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
              Class A-5 Notes,

                  Product of (x) 6.31% (weighted average interest of Class A-1
                  Interest Rate, Class A-2 Interest Rate, Class A-3 Interest
                  Rate, Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on such
                  Distribution Date) and (z) 0 (the number of days until the
                  August 1997 Distribution Date))                                                                            $0.00

                  Less the product of (x) 2.5% divided by 360, (y) $0 (the
                  Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                  number of days until the August 1997 Distribution Date)                                                    $0.00
                                                                                                                   ----------------

           Requisite Reserve Amount                                                                                          $0.00
                                                                                                                   ================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                                $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                   $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                                     $0.00

           Less: withdrawals from the Reserve Account (other than the Class
              A-1 Holdback Subaccount) to cover the excess, if any, of total
              amount payable over Available Funds (see IV above)                                                             $0.00
                                                                                                                   ----------------


           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00
                                                                                                                   ================
   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                   $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                              $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                                            $0.00
                                                                                                                   ----------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                         $0.00
                                                                                                                   ================

                                Page 8 (1997-B)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
             Monthly Period                                                  $174,383,219.85
           Multiplied by Basic Servicing Fee Rate                                       1.00%
           Divided by Months per year                                              0.0833333
                                                                              ---------------

           Basic Servicing Fee                                                                   $145,319.35

           Less: Backup Servicer Fees (annual rate of 1 bp)                                            $0.00

           Supplemental Servicing Fees                                                                 $0.00
                                                                                                 ------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                             $145,319.35
                                                                                                                  ===============

  XIII.    Information for Preparation of Statements to Noteholders

              a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                                             Class A-1 Notes                                                               $0.00
                                             Class A-2 Notes                                                               $0.00
                                             Class A-3 Notes                                                               $0.00
                                             Class A-4 Notes                                                      $11,383,219.85
                                             Class A-5 Notes                                                     $163,000,000.00

              b.  Amount distributed to Noteholders allocable to principal
                                             Class A-1 Notes                                                               $0.00
                                             Class A-2 Notes                                                               $0.00
                                             Class A-3 Notes                                                               $0.00
                                             Class A-4 Notes                                                       $9,354,484.05
                                             Class A-5 Notes                                                               $0.00

              c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                             Class A-1 Notes                                                               $0.00
                                             Class A-2 Notes                                                               $0.00
                                             Class A-3 Notes                                                               $0.00
                                             Class A-4 Notes                                                       $2,028,735.80
                                             Class A-5 Notes                                                     $163,000,000.00

              d.  Interest distributed to Noteholders
                                             Class A-1 Notes                                                               $0.00
                                             Class A-2 Notes                                                               $0.00
                                             Class A-3 Notes                                                               $0.00
                                             Class A-4 Notes                                                          $61,659.11
                                             Class A-5 Notes                                                         $910,083.33

              e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                 $0.00
                  2.  Class A-2 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                 $0.00
                  3.  Class A-3 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                 $0.00
                  4.  Class A-4 Interest Carryover Shortfall, if any (and change
                      in amount from preceding statement)                                                                  $0.00
                  5.  Class A-5 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                 $0.00

              f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1.  Reserve Account                                                                 $0.00
                  2.  Spread Account Class A-1 Holdback Subaccount                                    $0.00
                  3.  Claim on the Note Policy                                                        $0.00

              g.  Remaining Pre-Funded Amount                                                                              $0.00

              h.  Remaining Reserve Amount                                                                                 $0.00

              i.  Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

              j.  Prepayment amounts
                                             Class A-1 Prepayment Amount                                                   $0.00
                                             Class A-2 Prepayment Amount                                                   $0.00
                                             Class A-3 Prepayment Amount                                                   $0.00
                                             Class A-4 Prepayment Amount                                                   $0.00
                                             Class A-5 Prepayment Amount                                                   $0.00

              k.  Prepayment Premiums
                                             Class A-1 Prepayment Premium                                                  $0.00
                                             Class A-2 Prepayment Premium                                                  $0.00
                                             Class A-3 Prepayment Premium                                                  $0.00
                                             Class A-4 Prepayment Premium                                                  $0.00
                                             Class A-5 Prepayment Premium                                                  $0.00

              l.  Total of Basic Servicing Fee, Supplemental Servicing Fees
                     and other fees, if any, paid by the Trustee on behalf
                     of the Trust                                                                                    $145,319.35

              m.  Note Pool Factors (after giving effect to distributions on the
                     Distribution Date)
                                             Class A-1 Notes                                                          0.00000000
                                             Class A-2 Notes                                                          0.00000000
                                             Class A-3 Notes                                                          0.00000000
                                             Class A-4 Notes                                                          0.01352491
                                             Class A-5 Notes                                                          1.00000000


                            Page 9 (1997-B)

   XVI.    Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                           $774,999,996.59
                 Subsequent Receivables                                                                                   $0.00
                                                                                                              ------------------
                 Original Pool Balance at end of Monthly Period                                                 $774,999,996.59
                                                                                                              ==================

                 Aggregate Principal Balance as of preceding Accounting Date                                     174,383,219.85
                 Aggregate Principal Balance as of current Accounting Date                                      $165,028,735.80


           Monthly Period Liquidated Receivables                           Monthly Period Administrative Receivables

                                   Loan #                 Amount                              Loan #                  Amount
                                   ------                 ------                              ------                  ------
                     see attached listing               $2,187,698.56             see attached listing                    --
                                                                $0.00                                                  $0.00
                                                                $0.00                                                  $0.00
                                                       ---------------                                               --------
                                                        $2,187,698.56                                                  $0.00
                                                       ===============                                               ========

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
           of all Receivables delinquent more than 30 days with
           respect to all or any portion of a Scheduled Payment
           as of the Accounting Date                                                    $10,524,540.92

           Aggregate Principal Balance as of the Accounting Date                       $165,028,735.80
                                                                                  ---------------------

           Delinquency Ratio                                                                                       6.37739898%
                                                                                                                  ============



         IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                          -------------------------------------
                                      Name:     Cheryl K. Debaro
                                           ------------------------------------
                                      Title: Vice President / Securitization
                                            -----------------------------------

                                Page 10 (1997-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING OCTOBER 31, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION            $775,000,000.00

                     AGE OF POOL (IN MONTHS)                                        41

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all
              or any portion of a Scheduled Payment as of the Accounting Date                 $10,524,540.92

           Aggregate Principal Balance as of the Accounting Date                             $165,028,735.80
                                                                                             ----------------

           Delinquency Ratio                                                                                           6.37739898%
                                                                                                                  ================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                         6.37739898%

           Delinquency ratio - preceding Determination Date                                       6.50669520%

           Delinquency ratio - second preceding Determination Date                                6.48205696%
                                                                                             ----------------


           Average Delinquency Ratio                                                                                   6.45538371%
                                                                                                                  ================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                     $141,892,113.50

                  Add:   Sum of Principal Balances (as of the Accounting Date)
                           of Receivables that became Liquidated Receivables
                           during the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment at time of purchase)                                                   $2,187,698.56
                                                                                                                  ----------------

           Cumulative balance of defaults as of the current Accounting Date                                       $144,079,812.06

                         Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                             2,050,661.67

                                  Percentage of 90+ day delinquencies applied
                                    to defaults                                                       100.00%       $2,050,661.67
                                                                                              ---------------     ----------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
             current Accounting Date                                                                              $146,130,473.73
                                                                                                                  ================

    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                   18.8555450%

           Cumulative Default Rate - preceding Determination Date                                 18.6445798%

           Cumulative Default Rate - second preceding Determination Date                          18.3527718%


                                 Page 1 (1997-B)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $72,217,925.07

               Add:   Aggregate of Principal Balances as of the
                          Accounting Date (plus accrued and unpaid
                          interest thereon to the end of the Monthly
                          Period) of all Receivables that became
                          Liquidated Receivables or that became Purchased
                          Receivables and that were delinquent more than
                          30 days with respect to any portion of a
                          Scheduled Payment as of the Accounting Date                        $2,187,698.56
                                                                                         ------------------

                      Liquidation Proceeds received by the Trust                              ($713,482.44)           $1,474,216.12
                                                                                         ------------------       ------------------

           Cumulative net losses as of the current Accounting Date                                                   $73,692,141.19

                      Sum of Principal Balances (as of the Accounting Date)
                          of 90+ day delinquencies                                           $2,050,661.67

                               Percentage of 90+ day delinquencies applied to
                                 losses                                                              40.00%             $820,264.67
                                                                                         ------------------       ------------------

           Cumulative net losses and 90+ day delinquencies as of the
              current Accounting Date                                                                                $74,512,405.86
                                                                                                                  ==================




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          9.6145040%

           Cumulative Net Loss Rate - preceding Determination Date                                                        9.4034952%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 9.2223277%





  VIII.    Classic/Premier Loan Detail

                                                                Classic              Premier                     Total
                                                                -------              -------                     -----
           Aggregate Loan Balance, Beginning                96,542,360.41        $77,840,859.44               $174,383,219.85
             Subsequent deliveries of Receivables                    0.00                  0.00                          0.00
             Prepayments                                    (1,118,079.06)        (1,182,570.02)                (2,300,649.08)
             Normal loan payments                           (2,576,946.50)        (2,289,189.91)                (4,866,136.41)
             Defaulted Receivables                          (1,289,902.07)          (897,796.49)                (2,187,698.56)
             Administrative and Warranty Receivables                 0.00                  0.00                          0.00
                                                           ---------------       ---------------              ----------------
           Aggregate Loan Balance, Ending                  $91,557,432.78        $73,471,303.02               $165,028,735.80
                                                           ===============       ===============              ================
           Delinquencies                                     6,882,298.71          3,642,242.21                $10,524,540.92
           Recoveries                                         $396,735.53           $316,746.91                   $713,482.44
           Net Losses                                          893,166.54            581,049.58                 $1,474,216.12

  VIII.    Other Information Provided to FSA

               A.   Credit Enhancement Fee information:

                    Aggregate Principal Balance as of the Accounting Date              $165,028,735.80
                    Multiplied by:  Credit Enhancement Fee  (25 bp's) * (30/360)                0.0208%
                                                                                      -----------------
                                               Amount due for current period                                       $34,380.99
                                                                                                              ================


               B.   Dollar amount of loans that prepaid during the Monthly Period                               $2,300,649.08
                                                                                                              ================

                    Percentage of loans that prepaid during the Monthly Period                                     1.39408999%
                                                                                                              ================

               C.   Premium Supplement Accrual (EOD)

                    Aggregate Principal Balance as of the Accounting Date              $165,028,735.80
                    Multiplied by:  Premium Supplement Fee  (50 bp's) * (30/360)                0.0417%
                                                                                      -----------------
                                               Amount due for current period                                       $68,761.97
                                                                                                              ================

                    Cumulative Balance                                                                            $218,086.87
                                                                                                              ================

                                Page 2 (1997-B)

   IX.     Spread Account Information                                                      $                              %

           Beginning Balance                                                       $15,258,531.74                   9.24598475%

           Deposit to the Spread Account                                                    $0.00                   0.00000000%
           Spread Account Additional Deposit                                                   --                   0.00000000%
           Withdrawal from the Spread Account                                        ($495,289.52)                 -0.30012320%
           Disbursements of Excess                                                   ($408,488.60)                 -0.24752574%
           Interest earnings on Spread Account                                         $85,260.76                   0.05166419%
                                                                                 -----------------               --------------

           Sub-Total                                                               $14,440,014.38                   8.75000000%
           Spread Account Recourse Reduction Amount                                         $0.00                   0.00000000%
                                                                                 -----------------               --------------
           Ending Balance                                                          $14,440,014.38                   8.75000000%
                                                                                 =================               ==============
           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association    $14,440,014.38                   8.75000000%
                                                                                 =================               ==============


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of June 1, 1997

                                               Loss              Default         Loss Event         Default Event
                 Month                     Performance         Performance       of Default           of Default
           -------------------------------------------------------------------------------------------------------
                    3                         1.09%                2.21%            1.34%                2.60%
                    6                         2.17%                4.41%           24.20%                5.19%
                    9                         3.14%                6.39%            3.39%                7.52%
                   12                         4.01%                8.17%            4.26%                9.60%
                   15                         5.16%               10.52%            5.41%               12.36%
                   18                         6.21%               12.66%            6.46%               14.88%
                   21                         7.13%               14.53%            7.38%               17.07%
                   24                         7.92%               16.14%            8.17%               18.97%
                   27                         8.34%               17.00%            8.59%               19.97%
                   30                         8.68%               17.68%            8.93%               20.77%
                   33                         8.97%               18.27%            9.22%               21.47%
                   36                         9.22%               18.78%            9.47%               22.08%
                   39                         9.34%               19.03%            9.59%               22.37%
                   42                         9.44%               19.22%            9.69%               22.59%
                   45                         9.51%               19.39%            9.76%               22.78%
                   48                         9.58%               19.53%            9.83%               22.94%
                   51                         9.64%               19.63%            9.89%               23.07%
                   54                         9.68%               19.72%            9.93%               23.18%
                   57                         9.72%               19.79%            9.97%               23.26%
                   60                         9.74%               19.85%            9.99%               23.32%
                   63                         9.75%               19.88%           10.00%               23.36%
                   66                         9.77%               19.90%           10.02%               23.39%
                   69                         9.78%               19.91%           10.03%               23.40%
                   72                         9.78%               19.92%           10.03%               23.41%
           -------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 7.44%                               Yes________       No___x_____

           Cumulative Default Rate (see above table)                                              Yes________       No___x_____

           Cumulative Net Loss Rate (see above table)                                             Yes____X___       No_________

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                    Yes________       No___x_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                       Yes________       No___x_____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________       No___x_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                  Yes________       No___x_____


         IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                  ARCADIA FINANCIAL LTD.

                                  By:
                                     -----------------------------------------

                                  Name:   Cheryl K. Debaro
                                        --------------------------------------
                                  Title: Vice President / Securitization
                                        --------------------------------------


                                 Page 3 (1997-B)